                        ADMINISTRATIVE SERVICES AGREEMENT
                        ---------------------------------

         THIS AGREEMENT dated as of this 1st day of March 2005, is made by and between CM PLUS Corporation, a Delaware corporation ( PLUS") and Milestone
Properties, Inc., a Delaware corporation ("Milestone").

                               W I T NE S S E T H:

         WHEREAS, CM PLUS is the General Partner of Concord Milestone Plus,
L.P., a Delaware Limited Partnership (the "Partnership"); and

         WHEREAS, the Partnership's operating agreement (the "Partnership
Agreement") provides that CM Plus, as General Partner, shall manage, direct and operate the Partnership for itself and for the benefit of all limited partners;
and

         WHEREAS, Section 8.6 of the Partnership Agreement permits CM PLUS to delegate all or any of its powers, rights and obligations; and

         WHEREAS, in connection with the administration and operation of the
Partnership, pursuant to Section 8.4(c) of the Partnership Agreement, CM Plus
desires that Milestone provide certain financial and administrative services in relation to its business Operations and that of the Partnership, and Milestone is willing to provide such services on the terms hereof; and

         WHEREAS, Milestone is an affiliate of CM PLUS, as such term is defined in the Partnership Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter contained, the parties hereto agree as follows:

                                    ARTICLE I
                                SCOPE OF SERVICES

         Milestone hereby agrees to undertake the following services on behalf of and as agent for CM Plus:

SECTION 1.01 ADMINISTRATIVE/FINANCIAL SERVICES.
             ----------------------------------

Milestone shall provide CM Plus with record management, billings, financial services, related storage services, data processing services, and checking and banking services. Such services shall include all federal and state regulatory filings, including, but not limited to all filings necessary, required, authorized or promulgated by the Securities Exchange Commission, the
Sarbanes-Oxley Act of 2002, and applicable federal and State Blue Sky Laws. Such services may include the provision of appropriate hardware and software, in-
house printing, backup and support and general advice and assistance in matters of Partnership personnel, insurance, accounting and taxation, all as may be required for the day to day operations of CM Plus and Concord Milestone Plus LP.
Milestone shall not render any insurance brokerage services to the Partnership except as otherwise provided by the Partnership Agreement.

SECTION 2.05 - NOTICES
               -------

All notices required or permitted hereunder shall be in writing and shall be given when personally delivered or sent by registered or certified mail, postage prepaid, or by telegram, cable, telex or facsimile. Such notices shall be addressed respectively:

(a)      if to CM Plus, to:      Attention: Patrick Kirse
                                 200 Congress Park Drive, Suite 100
                                 Delray Beach, FL 33445

(b)      if to Milestone, to:    Attention: Joseph Otto
                                 Milestone Properties, Inc.
                                 200 Congress Park Drive, Suite 103
                                 Delray Beach, FL 33445

         or to any other address or to the attention of such other person which such party may have subsequently communicated to the other parties in writing.

SECTION 2.06 - AMENDMENT, ETC.
               ---------------

All prior or contemporaneous agreements, contracts, promises, representations and statements, if any, among the parties hereto, or their representatives, as to the subject matter hereof are merged into this Agreement. This Agreement constitutes the entire understanding among the parties and no waiver or modification of the terms hereof shall be valid unless in writing signed by the party of be charged and only to the extent therein set forth.

SECTION 2.07 - GOVERNING LAW.
               --------------

This Agreement shall be governed by, and construed in accordance with, the laws of the state of Florida.

SECTION 2.08 - ASSIGNMENT.
               -----------

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that, no assignment shall relieve the assigning party of liability for performance of its obligations hereunder.

SECTION 2.09 - SEPARABILITY.
               -------------

In case any one or more of the provisions contained in this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provisions which shall be a reasonable substitute for such invalid and unenforceable provision in light of the tenor of this Agreement and, upon so agreeing, shall incorporate such substitute provision in this Agreement.

                                        2

SECTION 1.07 - BENEFICIAL INTEREST
               -------------------

All services provided hereunder are undertaken on behalf of, and inure to the benefit of, the Partnership, and any fees or compensation paid hereunder by CM
Plus are being paid on behalf of, and for the benefit of, the Partnership.

SECTION 1.08 - EXCULPATION AND INDEMNIFICATION
               -------------------------------

In no event shall Milestone have any liability to CM Plus and/or the Partnership for any loss, damage, liability, claim) cost or expense of any kind, by reason of or arising out of or in connection with any act or omission taken or failed to be taken by Milestone in furnishing the services to be provided pursuant to this Article I, other than any such liability by reason of, arising out of, or in connection with, Milestone's gross negligence, willful misconduct or breach of this Agreement. As an affiliate of CM Plus, Milestone shall be indemnified and held harmless in accordance with and pursuant to paragraph 8.9 of the
Partnership Agreement.

                                   ARTICLE II
                                  MISCELLANEOUS

SECTION 2.01 - TERM.
               -----

The Term of this Agreement shall commence on the date hereof and shall terminate upon sixty (60) days prior written notice by either party hereto.

SECTION 2.02 - COMPENSATION.
               -------------

Milestone shall be compensated $6,850.00 monthly for its services rendered hereunder, payable on the first day of each month. Such compensation will be adjusted from time to time based upon the scope of services provided or to be provided.

SECTION 2.03 - MILESTONE THE AGENT OF CM PLUS.
               -------------------------------

Milestone shall perform all its obligations hereunder on behalf of CM Plus and shall act solely as the agent of CM Plus. All debt and liabilities to third parties incurred by Milestone in the course of rendering management services in compliance with the terms of this Agreement shall be the debts and liabilities of CM Plus and the Partnership and Milestone shall not be primarily liable for any such obligations by reason of its rendering such services. CM Plus, for itself and on behalf of the Partnership, hereby agrees to indemnify and hold
Milestone harmless from any such liabilities.

SECTION 2.04 - CONFIDENTIALITY.
               ----------------

Any confidential or proprietary information obtained by any party hereto from another party in connection with the furnishing of services or facilities pursuant to this Agreement shall be treated as confidential.

SECTION 1.02 - BUSINESS OFFICE.
               ----------------

The Milestone business office is located at 200 Congress Park Drive, Suite 103,
Delray Beach, Florida 33445 (the "Business Office"). Milestone and CM Plus agree that:

Milestone shall provide all corporate and administrative services on behalf of
CM Plus, at the Business Office, and in respect to the Partnership's business operations.

                                       3

SECTION 1.03 - BILLING. COLLECTION AND PROPERTY MANAGEMENT SERVICES.
               -----------------------------------------------------

CM Plus and Milestone hereby acknowledge that the Partnership and Milestone
Property Management Inc., formerly known as Concords Assets Group, previously entered into a separate Property Management Agreement for property management, including tenant billing and collection services.

SECTION 1.04 - ACCOUNTING/TAX SERVICES.
               ------------------------

Milestone shall undertake on behalf of, and as agent for, CM Plus and the
Partnership, all accounting and tax services in accordance with Article VII of the Partnership Agreement for purposes of audits, financial statements, accounts receivables, financial reports, income statements and tax returns. As may be required or necessitated by law or pursuant to such agreements as entered into by CM Plus, Milestone agrees to provide CM Plus and/or the Partnership with the appropriate personnel from either the staffs of Milestone and its affiliates or from third party accounting firms retained on behalf of CM Plus and/or the
Partnership. Such outside accounting firms shall be retained with the approval of and at the expense of CM Plus and/or the Partnership.

SECTION 1.05 - LEGAL SERVICES.
               ---------------

Milestone hereby agrees to undertake on behalf of, and as agent for, CM Plus and the Partnership, the retention of appropriate legal counsel as and when requested, for representation on all legal matters including, but not limited to lawsuits, administrative hearings, mediations, administrative or judicial enforcement proceedings, oversight of outside counsel for litigation purposes, and the retention of legal counsel specifically for the purpose of pursuing, defending or settling governmental claims, procedures, administrative hearings or litigation. All outside legal counsel shall be retained with the approval of
CM Plus and at the sole expense of CM Plus and/or the Partnership.

SECTION 1.06 - ASSET MANAGEMENT SERVICES.
               --------------------------

Milestone hereby agrees to undertake on behalf of, and as agent for CM Plus and the Partnership, asset management services in regards to the Partnership's properties. Milestone shall not receive any commission or fee in connection with the sale of any Partnership asset or property, except as otherwise provided by the Partnership Agreement.

SECTION 2.10 - COUNTERPARTS.
               -------------

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute a single agreement.

SECTION 2.11 - CAPTIONS.
               ---------

The captions appearing in this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit, or describe the scope and intent of this Agreement or any of the provisions thereof.

                                       4

         IN WITNESS WHEREOF, each of the parties hereto has duly executed this
Agreement as of the date first set forth above.

                                          CM Plus, Inc.
                                          a Delaware corporation

                                     By: /s/ Patrick Kirse
                                         --------------------------------------
                                         Patrick Kirse, Chief Financial Officer

                                         Milestone Properties, Inc.
                                         a Delaware corporation

                                     By: /s/ Joseph Otto
                                         --------------------------------------
                                         Joseph Otto, Vice President